UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2005


                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                      0-28839                   13-1964841
        --------                      -------                   ----------
     (State or other                                          (I.R.S. Employer
jurisdiction of  incorporation) (Commission File Number)    Identification No.)


   150 Marcus Blvd., Hauppauge, New York                           11788
   -------------------------------------                           -----
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (631) 231-7750



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))


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Item 2.02  Results of Operations and Financial Condition

On October 11, 2005, Audiovox Corporation (the "Company") issued a press release announcing its earnings for the quarter ended August 31, 2005. A copy of the release is furnished herewith as Exhibit 99.1.


Item 8.01  Other Events

On October 12, 2005 at 10:00 a.m., the Company held a conference call to discuss its financial results for the quarter ended August 31, 2005. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

























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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 AUDIOVOX CORPORATION (Registrant)

Date:   October 12, 2005         /s/Charles M. Stoehr
                                 ---------------------------------------------
                                 Charles M. Stoehr
                                 Senior Vice President and
                                 Chief Financial Officer



























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






                                  EXHIBIT INDEX




Exhibit No.            Description
----------             -----------


    99.1 Press Release, dated October 11, 2005, relating to Audiovox Corporation's earnings release for the quarter ended August 31, 2005

   99.2 Transcript of conference call held on October 12, 2005 at 10:00 a.m.



























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